Joseph Fung
Senior Market Analyst
Tampa, FL
December 8, 2009
Exhibit 99.1
Global Fertilizer Outlook and Trends: 2010 and Beyond
The Beginning of the Demand Recovery
Fluid Fertilizer Marketing and Technology Workshop

Fluid Fertilizer Technology Workshop December 8, 2009
Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties.
These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other  pressures and the effects of the current economic and financial turmoil; the build-up of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy;
changes in environmental and other governmental regulation, including greenhouse gas regulation;
difficulties or delays in receiving, or increased costs of, necessary governmental permits or approvals; the effectiveness of our processes for managing our strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates;
accidents and other disruptions involving Mosaic’s operations, including brine inflows at its
Esterhazy, Saskatchewan potash mine and other  potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange
Commission.  Actual results may differ from those set forth in the forward-looking statements.

Fluid Fertilizer Technology Workshop December 8, 2009
Improving crop nutrient demand drivers and outlook
Upturn in the global economic outlook
Constructive agricultural fundamentals
Tighter phosphate fundamentals begins to take hold
Low stocks from producer warehouses to farm field
Demand recovery underway
Potash shipments remain slow
Waiting for a China settlement and price discovery
Strong demand recovery expected in 2010
Demand recovery at what price?
Unpredictable factors to watch
Agricultural commodity prices and farm economics
Macroeconomic conditions
Government policies
Topics

Fluid Fertilizer Technology Workshop December 8, 2009
Unprecedented drop in global crop nutrient use
(particularly P&K)
World Nutrient Use
110
120
130
140
150
160
170
95/96 97/98 99/00 01/02 03/04 05/06 07/08 09/10F
Source:  IFA November 2009
Mil Tonnes
2007/08 2008/09E 2009/10F 2010/11F
Nitrogen 3.2% -1.5% 1.6% 2.6%
Phosphate 0.1% -10.5% 3.0% 6.2%
Potash 6.8% -19.8% -4.5% 13.5%
Total 3.1% -6.7% 1.0% 4.9%
Source:  IFA November 2009
Changes in World Fertilizer Consumption

Fluid Fertilizer Technology Workshop December 8, 2009
More upbeat global economic outlook
World GDP Growth
-3.0%
-2.0%
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
70 75 80 85 90 95 00 05 10F
GDP Growth 1990-2008 CAGR = 2.9% 2004- 07 CAGR = 3.9%

Fluid Fertilizer Technology Workshop December 8, 2009
Another large crop is needed in 2010
World Grain and Oilseed Stocks
250
300
350
400
450
500
550
600
650
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10 10/11
L
10/11
M
10/11
H
Mil Tonnes
40
50
60
70
80
90
100
110
120
Days of Use
Stocks Days of Use
Source: USDA and Mosaic (for 10/11 scenarios)

Fluid Fertilizer Technology Workshop December 8, 2009
Yields are key
World Grain and Oilseed Harvested Area and Yield
780
800
820
840
860
880
900
920
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10 10/11
L
10/11
M
10/11
H
Mil Ha
2.4
2.5
2.6
2.7
2.8
2.9
3.0
3.1
MT Ha
Harvested Area Yield Trend
Source: USDA and Mosaic (for 10/11 scenarios)

Fluid Fertilizer Technology Workshop December 8, 2009
Grain and oilseed use marches upward
World Grain and Oilseed Production and Use
2.0
2.1
2.2
2.3
2.4
2.5
2.6
2.7
2.8
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10 10/11
L
10/11
M
10/11
H
Bil Tonnes
Production Use
Source: USDA and Mosaic (for 10/11 scenarios)

Fluid Fertilizer Technology Workshop December 8, 2009
Futures markets trading this view
New Crop Corn Prices
Daily Close of New Crop Options June 2, 2009 to December 4, 2009
3.50
3.75
4.00
4.25
4.50
4.75
5.00
Jun Jul Aug Sep Oct Nov Dec
$ BU
Dec 2010 Dec 2011 Dec 2012
Source: CBOT
New Crop Soybean Prices
Daily Close of New Crop Options June 2, 2009 to December 4, 2009
8.00
8.50
9.00
9.50
10.00
10.50
11.00
Jun Jul Aug Sep Oct Nov Dec
$ BU
Nov 2010 Nov 2011 Nov 2012
Source: CBOT

Fluid Fertilizer Technology Workshop December 8, 2009
Harvest progress has been significantly behind
normal
U.S. Corn Harvest Progress
0
10
20
30
40
50
60
70
80
90
100
20 27 04 11 18 25 01 08 15 22 29
Report Week Ending (Sunday)
2009 2008 Ave. 2004-08
Sep Oct Nov
U.S. Soybean Harvest Progress
0
10
20
30
40
50
60
70
80
90
100
20 27 04 11 18 25 01 08 15 22 29
Report Week Ending (Sunday)
2009 2008 Ave. 2004-08
Sep Oct Nov
Source: USDA

Fluid Fertilizer Technology Workshop December 8, 2009
Improving crop nutrient demand drivers and outlook
Upturn in the global economic outlook
Constructive agricultural fundamentals
Tighter phosphate fundamentals begins to take hold
Low stocks from producer warehouses to farm field
Demand recovery underway
Potash shipments remain slow
Waiting for a China settlement and price discovery
Strong demand recovery expected in 2010
Demand recovery at what price?
Unpredictable factors to watch
Agricultural commodity prices and farm economics
Macroeconomic conditions
Government policies
Topics

Fluid Fertilizer Technology Workshop December 8, 2009
Tighter phosphate fundamentals begin to take hold
DAP Prices
Central Florida Rail
100
150
200
250
300
350
400
00 01 02 03 04 05 06 07 08 09 10
$ ST
Source: Green Markets
DAP Prices
NOLA Barge
100
150
200
250
300
350
400
00 01 02 03 04 05 06 07 08 09 10
$ ST
Source: Green Markets
DAP Prices
fob Tampa Vessel
100
150
200
250
300
350
400
00 01 02 03 04 05 06 07 08 09 10
$ MT
Source: Fertecon

Fluid Fertilizer Technology Workshop December 8, 2009
Raw material costs are edging up
Sulphur Prices
c&f Tampa
0
25
50
75
100
00 01 02 03 04 05 06 07 08 09 10
$ LT
Source: Green Markets
Ammonia Prices
c&f Tampa
100
150
200
250
300
350
400
00 01 02 03 04 05 06 07 08 09 10
$ MT
Source: Fertecon

Fluid Fertilizer Technology Workshop December 8, 2009
Global import demand projected to increase in 2010
Processed phosphate includes
DAP, MAP and TSP
World Processed Phosphate Import Demand
(Excludes China)
0
3
5
8
10
13
15
18
20
23
25
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F 10F
Mil Tonnes
W Europe Asia Less China
Oceania L America
Other
Source: Fertecon, IFA and Mosaic

Fluid Fertilizer Technology Workshop December 8, 2009
India:  Record import demand
India Processed Phosphate Import Demand
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F 10F
Mil Tonnes
DAP MAP
Source: Fertecon, IFA and Mosaic

Fluid Fertilizer Technology Workshop December 8, 2009
Latin America: Imports expected to rebound slightly
Latin America Processed Phosphate Import Demand
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F 10F
Mil Tonnes
DAP MAP TSP
Source: Fertecon, IFA and Mosaic

Fluid Fertilizer Technology Workshop December 8, 2009
U.S. exports are projected to increase in 2009/10
U.S. DAP and MAP Exports
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10F
Mil Tons
DAP/MAP
Source: TFI and Mosaic
Fertilizer Year Ending June 30

Fluid Fertilizer Technology Workshop December 8, 2009
U.S. phosphate use forecast
U.S. Phosphate Use
3.00
3.25
3.50
3.75
4.00
4.25
4.50
4.75
5.00
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E 10F
Fertilizer Year Ending June 30
Source: AAPFCO and Mosaic

Fluid Fertilizer Technology Workshop December 8, 2009
U.S. shipments are projected to rebound
U.S. Phosphate Use and DAP/MAP Shipments
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E 10F
Mil Tons
P
2
O
5
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
Mil Tons
DAP/MAP
Phosphate Use DAP/MAP Shipments Estimated DAP/MAP Use
Source: AAPFCO, TFI and Mosaic
Fertilizer Year Ending June 30

Fluid Fertilizer Technology Workshop December 8, 2009
Modest seasonal stock build followed by sharp drop
is expected
U.S. DAP and MAP Producer Stocks
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
2.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2004/05-2008/09) 2009/10 3-Yr Average
Source: TFI
U.S. DAP and MAP Producer Stocks
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
2.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: TFI

Fluid Fertilizer Technology Workshop December 8, 2009
Improving crop nutrient demand drivers and outlook
Upturn in the global economic outlook
Constructive agricultural fundamentals
Tighter phosphate fundamentals begins to take hold
Low stocks from producer warehouses to farm field
Demand recovery underway
Potash shipments remain slow
Waiting for a China settlement and price discovery
Strong demand recovery expected in 2010
Demand recovery at what price?
Unpredictable factors to watch
Agricultural commodity prices and farm economics
Macroeconomic conditions
Government policies
Topics

Fluid Fertilizer Technology Workshop December 8, 2009
Published spot prices remain soft on limited volume
Standard MOP Prices
c&f SE Asia
100
200
300
400
500
600
700
800
900
1000
1100
99 00 01 02 03 04 05 06 07 08 09 10
$ MT
Source: ICIS
Potash Prices
Blend Grade c&f Brazil
100
200
300
400
500
600
700
800
900
1000
1100
00 01 02 03 04 05 06 07 08 09 10
$ MT
Source:  ICIS
Potash Prices
Blend Grade fob U.S. Midwest Warehouse
100
200
300
400
500
600
700
800
900
1000
00 01 02 03 04 05 06 07 08 09 10
$ ST
Source: Green Markets

Fluid Fertilizer Technology Workshop December 8, 2009
MOP trade is projected to rebound in 2010
World MOP Import Demand
0
5
10
15
20
25
30
35
40
45
50
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F 10F
Mil Tonnes
Asia USA Latin America Europe Other
Source: Fertecon and Mosaic

Fluid Fertilizer Technology Workshop December 8, 2009
China’s implied MOP use collapsed this year
China Monthly MOP Imports
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Mil Tonnes
2008 2009 Source: China Customs
China Implied Potash Use
(Production + Imports - Re-exports)
0
1
2
3
4
5
6
7
8
9
10
11
12
13
00 01 02 03 04 05 06 07 08 09
Mil Tonnes
Net Imports Production
Source: IFA and Mosaic

Fluid Fertilizer Technology Workshop December 8, 2009
Brazilian imports are projected to rebound in 2010
Brazil MOP Import Demand
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F 10F
Mil Tonnes
Source: Fertecon and Mosaic

Fluid Fertilizer Technology Workshop December 8, 2009
NA exports are expected to increase in 2009/10
North America MOP Exports
0
2
4
6
8
10
12
14
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10F
Mil Tons
KCL
Canada U.S.
Source: IPNI and Mosaic
Fertilizer Year Ending June 30

Fluid Fertilizer Technology Workshop December 8, 2009
NA exports are expected to ramp up in 1H 2010
North America MOP Exports
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
K
²
O
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: IPNI
North America MOP Exports
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2004/05-2008/09) 2009/10 3-Yr Average
Source: IPNI
K
²
O

Fluid Fertilizer Technology Workshop December 8, 2009
U.S. potash use forecast
U.S. Potash Use
2.25
2.75
3.25
3.75
4.25
4.75
5.25
5.75
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E 10F
Fertilizer Year Ending June 30
Source: AAPFCO and Mosaic

Fluid Fertilizer Technology Workshop December 8, 2009
NA Potash Use and Shipments
North America Potash Use and MOP Shipments
0
1
2
3
4
5
6
7
8
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10F
Mil Tons
5
6
7
8
9
10
11
12
13
Mil Tons
KCL
Ag Use Total Shipments Estimated Use
Source: IPNI and Mosaic Fertilizer Year Ending June 30
K
²
O

Fluid Fertilizer Technology Workshop December 8, 2009
MOP shipments remain at low levels
North America MOP Domestic Disapperance
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: IPNI and TFI
North America MOP Domestic Disapperance
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2004/05-2008/09) 2009/10 3-Yr Average
Source: IPNI and TFI
K
²
O
K
²
O

Fluid Fertilizer Technology Workshop December 8, 2009
Strong recovery needed to reduce producer stocks
North America MOP Producer Stocks
0.0
0.3
0.6
0.9
1.2
1.5
1.8
2.1
2.4
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2003/04-2007/08) 2008/09 3-Yr Average
Source: IPNI
North America MOP Producer Stocks
0.0
0.3
0.6
0.9
1.2
1.5
1.8
2.1
2.4
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
Mil Tons
MIN MAX Range (2004/05-2008/09) 2009/10 3-Yr Average
Source: IPNI
K
²
O
K
²
O

Fluid Fertilizer Technology Workshop December 8, 2009
Improving crop nutrient demand drivers and outlook
Upturn in the global economic outlook
Constructive agricultural fundamentals
Tighter phosphate fundamentals begins to take hold
Low stocks from producer warehouses to farm field
Demand recovery underway
Potash shipments remain slow
Waiting for a China settlement and price discovery
Strong demand recovery expected in 2010
Demand recovery at what price?
Unpredictable factors to watch
Agricultural commodity prices and farm economics
Macroeconomic conditions
Government policies
Topics

Fluid Fertilizer Technology Workshop December 8, 2009
Factors to Watch – 2009/10
Agricultural commodity prices and farm economics
Weather during the next six months
Northern Hemisphere: crop size and fertilizer application window
Southern Hemisphere: size of 2010 crop -- especially in Brazil
Oil prices and the demand for U.S. corn for ethanol production
Impacts of stronger economic growth and lower prices on grain demand
Behavior of hedge fund managers
Macroeconomic environment
Exchange rates (impact of weaker dollar on crop nutrient imports and grain exports)
Improved credit availability
Government policies
Chinese phosphate export taxes and potash import policies
Indian fertilizer subsidy reform
U.S. ethanol maximum blending rate (EPA delayed ruling)
The intangibles
Price expectations and market sentiment
More tightly controlled buying processes

Fluid Fertilizer Technology Workshop December 8, 2009
Long Term Outlook
Strong demand drivers still intact
Population and income growth
Further increases in grain-based biofuels production
Demand growth requires supply increases
Strong rebound of nutrient demand
Existing facilities required to operate at more “normal” rates
Few new projects/expansion in the near term
Still high capital and operating costs
Long lead times before production
Significant economic and political risk in some regions
Key factors to watch
Stabilization of the global financial system
Global economic growth to fuel the food and energy demand story
Timing of the startup of new capacity
Government policies
Commitments to biofuels initiatives
Indian fertilizer subsidy
Chinese industrial and trade policies
Economic development policies elsewhere

Global Fertilizer Outlook and Trends: 2010 and Beyond
The Beginning of the Demand Recovery
Thank You!
Joseph Fung
Senior Market Analyst
Tampa, FL
December 8, 2009
Fluid Fertilizer Marketing and Technology Workshop